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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 3, 2001
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                        CONTINENTAL GLOBAL GROUP, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

            Delaware                     333-27665               31-1506889
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)          Identification No)



                             438 Industrial Drive
                           Winfield, Alabama 35594
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            (Address of Principal Executive Offices and Zip Code)

                                (205) 487-6492
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             (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events
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                  On April 3, 2001, Continental Global Group, Inc. commenced a tender offer to purchase for cash up to $54,000,000, or 45%, of its 11% Series B Senior Notes Due 2007 (the "Notes"), which are currently outstanding in the aggregate principal amount of $120,000,000. The consideration for each $1,000 principal amount of Notes tendered pursuant to the Offer will be $380 in cash, plus accrued and unpaid interest on the Notes to their date of purchase. The tender offer is subject to the terms and conditions set forth in the Offer to Purchase, dated April 3, 2001, which is incorporated herein by reference (the "Offer to Purchase").

         Attached to this Current Report on Form 8-K as Exhibit 1 is the Offer to Purchase.

Exhibit No.      Exhibit

1 Continental Global Group, Inc. Offer to Purchase for Cash up to $54,000,000, or 45%, of its 11% Series B Senior Notes Due 2007



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Continental Global Group, Inc.
                                           -------------------------------------
                                                       (Registrant)


Date:  April 3, 2001                By:/s/ C. Edward Bryant, Jr.
                                       -----------------------------------------
                                    Name:  C. Edward Bryant, Jr.
                                    Title: President and Chief Executive Officer





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